LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2025
Net loss per ordinary share
SCHEDULE OF EARNINGS PER SHARE BASIC AND DILUTED

The following table sets forth the basic and diluted net loss per share computation and provides a reconciliation of the numerator and denominator for the years ended December 31, 2023, 2024 and 2025 presented:

	As of December 31,
	2023	2024	2025
Numerator:
Net loss attributable to NIP Group Inc.’s shareholders	(57,172,736)	(48,620,764)	(237,510,077)

Denominator:
Weighted average number of ordinary shares outstanding-basic and diluted*	37,160,593	70,200,374	160,497,641
Denominator for basic and diluted net loss per share calculation	37,160,593	70,200,374	160,497,641

Basic and diluted net loss per share attributable to ordinary shareholders of NIP Group Inc.’s shareholders	(1.54)	(0.69)	(1.48)

*	The shares and per share data are presented on a retroactive basis to reflect the stock split (Note 16)